BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

BlackRock Sustainable Total Return Fund

BLACKROCK FUNDS V

BlackRock Inflation Protected Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 21, 2022

to the Statement of Additional Information of each Fund (each, an “SAI”), as supplemented to date

Effective immediately, the following change is made to each Fund’s SAI:

The section entitled “Investment Risks and Considerations—Derivatives—Types of Derivative Transactions—Futures” in Part II of each Fund’s SAI is amended to add the following:

Certain Funds may invest in futures based on carbon “allowances.” Under certain regulatory regimes, a limit is set by a regulator, such as a government entity, on the total amount of specific greenhouse gases, such as CO2, that can be emitted by regulated entities, such as manufacturers or energy producers. The regulator then may issue or sell individual “emission allowances” to regulated entities, which can then be traded on the open market. Commodity futures contracts linked to the value of emission allowances are known as “carbon futures.”

The price for carbon futures contracts is based on a number of factors, including the supply of and the demand for carbon futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for carbon futures contracts. The market for carbon futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size.

Shareholders should retain this Supplement for future reference.

SAI-GLOBAL6-1022SUP